UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2005

Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2005, relating to the Morgan Stanley ABS Capital I Inc. Trust 2005-WMC2 Mortgage Pass-Through Certificates, Series 2005-WMC2)
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             (Exact name of registrant as specified in its charter)

          Delaware                    333-113543-29              13-3939229
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

1585 Broadway, New York, New York                                       10036
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code(212) 761-4000

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2005-WMC2 Mortgage Pass-Through Certificates, Series 2005-WMC2. On March 30, 2005, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as servicer, WMC Mortgage Corporation, as responsible party, Deutsche Bank National Trust Company, as Custodian, and Wells Fargo Bank, National Association, as trustee, of Morgan Stanley ABS Capital I Inc. Trust 2005-WMC2 Mortgage Pass-Through Certificates, Series 2005-WMC2 (the "Certificates"), issued in seventeen classes. The Class A-1mz, Class A-2a, Class A-2b, Class A-2c, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of March 30, 2005 of $856,675,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Countrywide Securities Corporation ("Countrywide") and Utendahl Capital Partners, L.P. (collectively with MS&Co. and Countrywide, the "Underwriters"), pursuant to an Underwriting Agreement dated as of March 24, 2005 by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of March 1, 2005, by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as servicer, WMC Mortgage Corporation, as responsible party, Deutsche Bank National Trust Company, as Custodian, and Wells Fargo Bank, National Association, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 13, 2005                    MORGAN STANLEY ABS CAPITAL I INC.


                                        By: /s/ Valerie H. Kay
                                            ------------------------------------
                                            Name: Valerie H. Kay
                                            Title: Managing Director

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.            Description                                Electronic (E)
--------------         -----------                                --------------

4                      Pooling and Servicing Agreement,                 (E)
                       dated as of March 1, 2005, by and
                       among the Company, as depositor,
                       Countrywide Home Loans Servicing LP,
                       as servicer, WMC Mortgage Corporation,
                       as responsible party, Deutsche Bank
                       National Trust Company, as Custodian,
                       and Wells Fargo Bank, National Association, as trustee.